Exhibit 10.2
THIRD AMENDMENT TO
REVOLVING CREDIT AND SECURITY AGREEMENT
     THIS THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into effective as of the 15 day of November, 2006 (the “Effective Date”), by and between HORIZON OFFSHORE, INC., a Delaware corporation (“Holdings”), HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation (“Contractors”), HOC OFFSHORE, S. DE R.L. DE C.V., a Mexican limited liability company (“HOC”), HORIZON MARINE CONTRACTORS (MALAYSIA) SDN BHD, a Malaysian private company (“Malaysia”), PT HORIZON OFFSHORE INDONESIA, an Indonesia PMA (“Indonesia”), HORIZON MARINE CONSTRUCTION (MAURITIUS) LTD., a Mauritius limited liability company (“Mauritius”) and HORIZON MARINE CONSTRUCTION LTD., a Cayman Islands limited liability company (“Construction”) (Holdings, Contractors, HOC, Malaysia, Indonesia, Mauritius, and Construction, individually and collectively, “Borrower” or “Borrowers”), and PNC BANK, NATIONAL ASSOCIATION, as Agent and a Lender (the “Agent”).
PRELIMINARY STATEMENTS
     A. The Borrowers, the Agent and the Lenders signatory thereto (the “Lenders”) are parties to that certain Revolving Credit and Security Agreement dated April 28, 2006 as amended by that certain First Amendment to Credit and Security Agreement dated August 10, 2006 and by that certain Second Amendment to Credit and Security Agreement dated August 16, 2006 (as further amended, restated or modified from time to time, the “Credit Agreement”); and
     B. The Borrowers, Agent and the Lenders desire to amend the Credit Agreement and Agent and the Lenders are willing to do so subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
DEFINITIONS
     1.01 Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.
ARTICLE II
AMENDMENTS
     The Credit Agreement is, effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in Section 3.01 of this Amendment, hereby amended as follows:
     2.01 Amendments to Section 1.2. Section 1.2 of the Credit Agreement is hereby amended as follows:

         (a) The definition of “Commitment Percentage” is hereby amended by deleting the text “Section 16.3(b)” contained therein and inserting the text “Section 16.3(c) or (d)” in lieu thereof.
         (b) The definition of “Foreign Receivables Sublimit” is hereby amended by deleting the text “from August 1, 2006 through and including January 31, 2007, $7,500,000” contained therein and inserting the text “from August 1, 2006 through and including January 31, 2007, $10,000,000” in lieu thereof.
         (c) The definition of “Purchasing Lender” is hereby amended by deleting the text “Section 16.3” contained therein and inserting the text “Section 16.3(c)” in lieu thereof.
         (d) The definition of “Transferee” is hereby amended by deleting the text “Section 16.3(c)” contained therein and inserting the text “Section 16.3(d)” in lieu thereof.
         (e) Section 1.2 of the Credit Agreement is hereby further amended by inserting the following defined terms in appropriate alphabetical order:
     “Modified Commitment Transfer Supplement” shall have the meaning set forth in Section 16.3(d) hereof.
     “Purchasing CLO” shall have the meaning set forth in Section 16.3(d) hereof.
     “Register” shall have the meaning set forth in Section 16.3(e) hereof.
     2.02 Amendment to Section 7.4. Section 7.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “7.4 Investments. Purchase or acquire obligations or Equity Interests of, or any other interest in, any Person, except (a) obligations issued or guaranteed by the United States of America or any agency thereof, (b) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating), (c) certificates of time deposit and bankers’ acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency, (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof, and (e) other investments, securities, and obligations meeting the parameters described on the Investment Guidelines Matrix attached hereto as Exhibit 7.4; provided, however, that the aggregate of the Borrowers’ investments in each instrument permitted by this Section shall be limited in each case to $5,000,000 (except that instruments which Borrowers purchase from or acquire through Agent shall be subject to no limit and shall not count against the $5,000,000 limit).
     2.03 Amendments to Section 16.3. Section 16.3 of the Credit Agreement is hereby amended as follows:
         (a) Section 16.3(c) of the Credit Agreement is hereby amended by deleting the text “, and together with each Participant, each a “Transferee” and collectively, the “Transferees” appearing within the parenthetical therein.
         (b) Section 16.3 of the Credit Agreement is hereby further amended by (i) re-designating sub-clauses (d) and (e) thereof, as sub-clauses (e) and (f), respectively; (ii) inserting the following text as new sub-clause (d):
     ”(d) Any Lender, with the consent of Agent which shall not be unreasonably withheld or delayed, may directly or indirectly sell, assign or transfer all or any portion of its rights and obligations under or relating to Revolving Advances under this Agreement and the Other Documents to an entity, whether a corporation, partnership, trust, limited liability company or other entity that (i) is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and (ii) is administered, serviced or managed by the assigning Lender or an Affiliate of such Lender (a “Purchasing CLO” and together with each Participant and Purchasing Lender, each a “Transferee” and collectively the “Transferees”), pursuant to a Commitment Transfer Supplement modified as appropriate to reflect the interest being assigned (“Modified Commitment Transfer Supplement”), executed by any intermediate purchaser, the Purchasing CLO, the transferor Lender, and Agent as appropriate and delivered to Agent for recording. Upon such execution and delivery, from and after the transfer effective date determined pursuant to such Modified Commitment Transfer Supplement, (i) Purchasing CLO thereunder shall be a party hereto and, to the extent provided in such Modified Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder and (ii) the transferor Lender thereunder shall, to the extent provided in such Modified Commitment Transfer Supplement, be released from its obligations under this Agreement, the Modified Commitment Transfer Supplement creating a novation for that purpose. Such Modified Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing CLO. Each Borrower hereby consents to the addition of such Purchasing CLO. Borrowers shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing.”
     ; and (iii) restating new sub-clause (e) to read in its entirety as set forth below:

     ”(e) Agent shall maintain at its address a copy of each Commitment Transfer Supplement and Modified Commitment Transfer Supplement delivered to it and a register (the “Register”) for the recordation of the names and addresses of each Lender and the outstanding principal, accrued and unpaid interest and other fees due hereunder. The entries in the Register shall be conclusive, in the absence of manifest error, and each Borrower, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Advance recorded therein for the purposes of this Agreement. The Register shall be available for inspection by Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall receive a fee in the amount of $3,500 payable by the applicable Purchasing Lender and/or Purchasing CLO upon the effective date of each transfer or assignment (other than to an intermediate purchaser) to such Purchasing Lender and/or Purchasing CLO.”
     2.04 Addition of Exhibit 7.4. The Credit Agreement is hereby amended by adding as Exhibit 7.4 thereto the Investment Guidelines Matrix attached to this Amendment as Annex 1. Further, the List of Exhibits and Schedules set forth in the Credit Agreement is hereby amended by inserting, between Exhibit 5.5(b) and Exhibit 8.1(k), “Exhibit 7.4 — Investment Guidelines Matrix”.
ARTICLE III
CONDITIONS PRECEDENT
     3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Agent:
         (a) The Agent shall have received this Amendment duly executed by Borrower, and a Consent, Ratification and Release duly executed by each Guarantor, each in form and substance satisfactory to the Agent and its legal counsel;
         (b) The representations and warranties contained herein and in the Credit Agreement and the Other Documents shall be true and correct as of the date hereof, as if made on the date hereof; and
         (c) No Default or Event of Default shall have occurred and be continuing.
         (d) The Agent shall have received from Borrower, in immediately available funds, an amendment fee in the amount of $15,000 (which fee shall be fully earned and non-refundable upon execution hereof).
ARTICLE IV
NO WAIVER
     4.01 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by the Agent or any Lender of any covenant or provision of the Credit Agreement, the Other Documents, this Amendment, or of any other contract or instrument between any

Borrower and the Agent or any Lender, and the failure of the Agent or any Lender at any time or times hereafter to require strict performance by each Borrower of any provision thereof shall not waive, affect or diminish any right of the Agent to thereafter demand strict compliance therewith. The Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the Other Documents, this Amendment and any other contract or instrument between any of them.
ARTICLE V
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower hereby agrees that all liens and security interest securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Each Borrower, the Agent and the Lenders agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
     5.02 Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all Other Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Certificate of Incorporation or By-Laws (or applicable organization or governing documents) of any Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and the Other Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by the Agent; (d) each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents, as amended hereby; and (e) no Borrower has amended its Certificate of Incorporation or By-Laws (or applicable organizational or governing documents) since the date of the Credit Agreement.
ARTICLE VI
MISCELLANEOUS PROVISIONS
     6.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent and Lenders to rely upon them.

     6.02 Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
     6.03 Expenses of the Agent. Each Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Agent in connection with any and all amendments, modifications, and supplements to the Loan Documents, including, without limitation, the costs and fees of the Agent’s legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of the Agent’s legal counsel.
     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders and Borrowers and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.
     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     6.07 Effect of Waiver. No consent or waiver, express or implied, by the Agent to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     6.10 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE COMPANY AND THE AGENT.
     6.11 Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM AGENT OR ANY LENDER TO BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR ANY LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENT OR ANY LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE AGENT, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM THE AGENT TO THE COMPANY UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
[Remainder of Page Intentionally Blank; Signature Pages Follow.]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

Borrowers: HORIZON OFFSHORE, INC.
By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	VP, Treasurer & CFO

HORIZON OFFSHORE CONTRACTORS, INC.
By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	VP, Treasurer & CFO

HOC OFFSHORE, S. DE R.L. DE C.V.
By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Treasurer

HORIZON MARINE CONSTRUCTION LTD.
By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Vice President & Treasurer

HORIZON MARINE CONTRACTORS (MALAYSIA) SDN BHD
By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Director

PT HORIZON OFFSHORE INDONESIA
By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Commissioner

HORIZON MARINE CONSTRUCTION (MAURITIUS) LTD.
By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Director

Agent and Sole Lender: PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Robert Reaser
	Name:	Robert Reaser
	Title:	VP